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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                November 14, 2003



                               THE BRINK'S COMPANY
             (Exact Name of registrant as specified in its charter)





    Virginia                       1-9148                    54-1317776
 (State or other                (Commission               (I.R.S. Employer
  jurisdiction                  File Number)             Identification No.)
of Incorporation)




1801 Bayberry Court
P. O. Box 18100
Richmond, VA                                                  23226-8100
(Address of principal                                         (Zip Code)
executive offices)



                                  (804)289-9600
              (Registrant's telephone number, including area code)



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Item 5. Other Events and Required FD Disclosure
------  ---------------------------------------

        On November 14, 2003, The Brink's Company issued a press release regarding consummation of the sale of West Virginia coal properties. A copy of this release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

                                    EXHIBITS

99.1    Press Release dated November 14, 2003 issued by The Brink's Company.


                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  THE BRINK'S COMPANY
                                                      (Registrant)



                                                  By /s/ Robert T. Ritter
                                                     ------------------------
                                                     Vice President and Chief
                                                     Financial Officer


Dated: November 14, 2003


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                                  EXHIBIT INDEX



Exhibit      Description
-------      -----------

99.1         Press release dated November 14, 2003 issued by
             The Brink's Company.